CRITICAL ACCOUNTING JUDGEMENTS AND KEY SOURCES OF ESTIMATION UNCERTAINTY	12 Months Ended
Dec. 31, 2022
Corporate Information And Statement Of IFRS Compliance [Abstract]
CRITICAL ACCOUNTING JUDGEMENTS AND KEY SOURCES OF ESTIMATION UNCERTAINTY	CRITICAL ACCOUNTING JUDGEMENTS AND KEY SOURCES OF ESTIMATION UNCERTAINTY

In the application of the Company's accounting policies, which are described in note 3, the Company's management is required to make judgments, estimates and assumptions about the carrying amounts of assets and liabilities that are not readily apparent from other sources. The estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the year in which the estimate is revised if the revision affects only that year or in the year of the revision and future years if the revision affects both current and future years.

The critical accounting estimates concerning the future and other key sources of estimation uncertainty at the end of the reporting year that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next year are the following:

1.Income taxes

Determining the consolidated provision for income tax expenses, deferred income tax assets and liabilities requires judgment. The provision for income taxes is calculated over the net income of the company and is inclusive of federal, local and state taxes. Deferred tax assets and liabilities are recognized for the estimated future tax consequences in each of the jurisdictions where the Company operates of temporary differences between the financial statement carrying amounts and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the year in which the temporary differences are expected to be reversed. Changes to enacted tax rates would result in either increases or decreases in the provision for income taxes in the period of changes.

The carrying amount of a deferred tax asset is reviewed at the end of each reporting period and is reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow the benefit of part or all of the deferred tax assets to be utilized. This assessment requires judgments, estimates and assumptions by management. In evaluating the Company's ability to utilize its deferred tax assets, the Company considers all available positive and negative evidence, including the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are recoverable. The Company's judgments regarding future taxable income are based on expectations of market conditions and other facts and circumstances. Any adverse change to the underlying facts or the Company's estimates and assumptions could require that the Company reduces the carrying amount of its net deferred tax assets.

The Company evaluates the uncertain tax treatment, such determination requires the use of significant judgment in evaluating the tax treatments and assessing the timing and amounts of deductible and taxable items, see note 3.7.1.3.

2.Impairment of trade receivables

The Company measures ECL using reasonable and supportable forward looking information, which is based on assumptions for the future movement of different economic drivers and how these drivers will affect each other. Loss given default is an estimate of the loss arising on default. It is based on the difference between the contractual cash flows due and those that the lender would expect to receive.

Probability of default constitutes a key input in measuring ECL. Probability of default is an estimate of the likelihood of default over a given time horizon, the calculation of which includes historical data, assumptions and expectations of future conditions.

As of December 31, 2022 and 2021, the Company recorded an impairment for an amount of 6,364 and 5,323, respectively, and a recovery for an amount of 107 as of December 31, 2020, using a provision matrix based on the Company’s historical credit loss experience, adjusted for factors that are specific to debtors, general economic conditions and an assessment of both the current as well as the forecast direction of conditions at the reporting date. As of December 31, 2021 and 2020, the Company has recognized and additional impact related to COVID-19 pandemic, see note 32.

3.Fair value measurement and valuation processes

Certain assets and liabilities of the Company are measured at fair value for financial reporting purposes.

In estimating the fair value of an asset or a liability, the Company uses market-observable data to the extent it is available. Where Level 1 inputs are not available, the Company estimates the fair value of an asset or a liability by converting future amounts (e.g. cash flows or income and expenses) to a single current (i.e. discounted) amount. Information about the valuation techniques and inputs used in determining the fair value of various assets and liabilities are disclosed in note 29.8.

4.Contingent Liabilities

Provisions are recognized according to the following conditions: (i) the Company has a present obligation (legal or constructive) as a result of a past event; (ii) it is probable that the Company will be required to settle the obligation; and (iii) a reliable estimate can be made of the amount of the obligation.

The amount recognized as a provision is the best estimate of the consideration required to settle the present obligation at the end of the reporting period, taking into account the risks and uncertainties surrounding the obligation. When a provision is measured using the cash flows estimated to settle the present obligation, its carrying amount is the present value of those cash flows (when the effect of the time value of money is material).

When some or all of the economic benefits required to settle a provision are expected to be recovered from a third party, a receivable is recognized as an asset if it is virtually certain that reimbursement will be received and the amount of the receivable can be measured reliably.

5.Purchase price allocation

The acquisition method of accounting is use to account for all acquisitions. Under this method, assets acquired and liabilities assumed of the Company are measured at fair value for financial reporting purposes. In estimating the fair value of an asset or a liability, the Company uses market-observable data to the extent it is available. Where Level 1 inputs are not available, the Company estimates the fair value of an asset or a liability by converting future amounts (e.g. cash flows or income and expenses) to a single current (i.e. discounted) amount. Information about the valuation techniques and inputs used in determining the fair value of various assets and liabilities are disclosed in note 29.8.

Management applied significant judgement in estimating the fair value of the identifiable intangible assets acquired, which involved the use of significant estimates and assumptions with respect to the timing and amounts of cash flow projections, revenue growth rates, customer attrition rates and discount rates.